SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 15, 2000



                         WORLD FUEL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                    FLORIDA                                59-2459427
(State or other jurisdiction of incorporation)          (I.R.S. Employer
                                                       Identification No.)

 700 SOUTH ROYAL POINCIANA BLVD., SUITE 800
           MIAMI SPRINGS, FLORIDA                             33166
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (305) 884-2001

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 15, 2000, World Fuel Services Corporation (the "Company") completed the sale of its oil recycling segment to EarthCare Company, a Delaware corporation (the "Buyer"), pursuant to a Stock Purchase Agreement (the "Purchase Agreement") dated as of January 12, 2000 between the Company and the Buyer. Pursuant to the Purchase Agreement, all of the issued and outstanding capital stock of the following Company subsidiaries were sold to the Buyer:
International Petroleum Corporation, International Petroleum Corporation of LA, International Petroleum Corp. of Maryland, International Petroleum Corp. of Delaware, International Petroleum Corp. of Georgia, International Petroleum Corp. of Lafayette, International Petroleum Corporation of Pennsylvania and International Environmental Services, Inc.

         EarthCare paid $33,000,000 to the Company, of which $28,000,000 was in cash and $5,000,000 was in EarthCare common stock. The EarthCare common stock is subject to certain resale restrictions and price protection, as set forth in the Purchase Agreement, that certain letter dated January 12, 2000 from Donald F. Moorehead, Jr. to the Company and that certain letter dated February 15, 2000 from the Company to the Buyer, as set forth in Exhibits 2.2 and 2.3 of this Current Report on Form 8-K. The amount and terms of the purchase price were determined as a result of arm's length negotiations between the Company and the Buyer.

         The Buyer has no material relationship with the Company, or to the best of the Company's knowledge, any of the Company's affiliates, directors or officers or associates of any such directors or officers.

         The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro forma financial information

              The consolidated financial statements of the Company included in the Quarterly Report on Form 10-Q for the period ended December 31, 1999, incorporated by reference herein, have been restated to report separately the net assets and operating results of the discontinued oil recycling operations of the Company for all periods presented. Financial results for periods prior to the date of discontinuance have been restated to reflect continuing operations. Based on the foregoing, separate pro forma financial information is not necessary in connection with this report.

         (c)      Exhibits

                  2.1 Stock Purchase Agreement dated as of January 12, 2000 between World Fuel Services Corporation and EarthCare Company

                                        2

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                  2.2      Price Protection Letter dated January 12, 2000 from
                           Donald F. Moorehead, Jr. to World Fuel Services Corporation

                  2.3 Lock-up Letter dated February 15, 2000 from World Fuel Services Corporation to EarthCare Company

                                        3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE:  February 22, 2000           WORLD FUEL SERVICES CORPORATION


                                   By:      /S/ Jerrold Blair
                                            -----------------------
                                            JERROLD BLAIR
                                            PRESIDENT

                                   By:      /S/ Carlos A. Abaunza
                                            -----------------------
                                            CARLOS A. ABAUNZA
                                            CHIEF FINANCIAL OFFICER
                                            (Principal Financial and Accounting
                                             Officer)

                                        4

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EXHIBIT INDEX

EXHIBIT                  DESCRIPTION

2.1 Stock Purchase Agreement dated as of January 12, 2000 between World Fuel Services Corporation and EarthCare Company

2.2 Price Protection Letter dated January 12, 2000 from Donald F. Moorehead, Jr. to World Fuel Services Corporation

2.3 Lock-up Letter dated February 15, 2000 from World Fuel Services Corporation to EarthCare Company